SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2005

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

            We are filing this 8-K to amend the current report on Form 8-K that we filed on May 20, 2005.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 16, 2005, we dismissed Sherb & Co. LLP as our independent registered public accounting firm. The audit reports of Sherb and Co. LLP on our consolidated financial statement for fiscal year ended December 31, 2003, 2004 and during the subsequent interim period through May 16, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports included an explanatory paragraph wherein Sherb and Co. LLP expressed substantial doubt about our ability to continue as a going concern.

In connection with the audits of the years ended December 31, 2003 and 2004 and during the subsequent interim period through May 20, 2005, we did not have any disagreement with Sherb & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Sherb & Co. LLP would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our consolidated financial statements.

Pursuant to our Chief Financial Officer's recommendation, our Board of Directors approved the change of our certifying accountants to Wolf and Company, who are also the auditors for Technest's parent company, Markland Technologies, Inc.

We have provided Sherb & Co. LLP with a copy of this amended report prior to its filing with the Commission.  We have filed a letter from Sherb & Co. LLP to the Commission stating that it agrees with the statements set forth herein.  Such letter is filed as Exhibit 16.1 hereto.

On May 16, 2005, we engaged Wolf & Company, P.C., an independent registered public accounting firm. During the years ended December 31, 2003 and 2004 and the subsequent interim period through May 16, 2005, we did not consult with Wolf & Company, P.C. regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of a disagreement or reportable event with Sherb & Co. LLP.

ITEM 9.01

    FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

Exhibit No.	Description
16.1	Letter from Sherb & Co. LLP on change of certifying accountants pursuant to Item 304 (a)(3) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino Pereira____________

Chief Financial Officer

Date: August 25, 2005

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Sherb & Co. LLP on change of certifying accountants pursuant to Item 304 (a)(3) of Regulation S-B. Filed herewith.

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